                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 9, 2006
                                ----------------


                           United Parcel Service, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                      001-15451                   58-2480149
     --------                      ---------                   ----------
 (State or other                  (Commission                (IRS Employer
   jurisdiction                   File Number)            Identification Number)
of incorporation)


              55 Glenlake Parkway, N.E.
                   Atlanta, Georgia                                30328
                   ----------------                                -----
       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000
                                                            -------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (d) On February 9, 2006, the board of directors of United Parcel Service, Inc. appointed D. Scott Davis to serve as a director. He was also appointed to serve on the board's Executive Committee. Mr. Davis has served as Chief Financial Officer of UPS since 2001. Mr. Davis will stand for election at the annual meeting of shareowners scheduled for May 4, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED PARCEL SERVICE, INC.



Date:  February 15, 2006               By: /s/ D. Scott Davis
                                           ---------------------------------
                                          Name:   D. Scott Davis
                                          Title:  Senior Vice President,
                                                  Treasurer and Chief
                                                  Financial Officer